UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2015

KIRIN INTERNATIONAL HOLDING, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-166343	27-2037711
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

183 Broadway, Suite 5, New York, NY	10007
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 646-861-3315

1528 Brookhollow Drive, Suite 100 Santa Ana, CA 92705
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On December 31, 2015, upon approval by the majority shareholder and Board of Directors (the “Board”), Kirin International Holding, Inc. (the “Company”) entered into certain stock purchase and business sale agreements (the “Agreements”) with Kirin Global Enterprises, Inc. (the “Purchaser”), a California corporation and an entity controlled by a former officer and director of the Company whereby the Company sold its interest in certain subsidiaries (the “Subsidiaries”) for an aggregate of $75,000,002.00 (the “Sale”).

Pursuant to the terms of the Agreements, Jasper Lake Holdings Limited (“Jasper”), a related party and holder of certain 8% convertible promissory note in the principal amount of issued by the Company in connection with certain acquisition consummated by the Company on December 19, 2015 (the “Acquisition Note”), agreed to finance the Sale by reducing Company’s financial obligations under the Acquisition Note by an aggregate of $75,000,000.00. In addition, the Purchaser agreed to pay the remaining $2.00 in cash.

Upon completion of the Sale, Company operates its business solely through its subsidiary Wuhan Yangtze River Newport Logistics Co. Limited (“Wuhan Newport”), a company formed under the laws of the People’s Republic of China. Primarily engaging in the business as a port logistic center located in the middle reaches of the Yangtze River.

The Agreements contain customary terms and conditions for sale of businesses, including representations, warranties and covenants, as well as provisions describing the consideration for the purchase and sale of shares, the process of purchase and sale and the effect of the purchase and sale.  The foregoing description of the Agreements and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Agreements, which are attached as Exhibit 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7 and are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 31, 2015, the Company sold all of its interests in i) Brookhollow Lake, LLC, ii) Newport Property Holding, LLC, iii) wholly-owned subsidiary Kirin China Holding Ltd (“Kirin China”), iv) wholly-owned subsidiary Kirin Hopkins Real Estate Group, v) wholly-owned subsidiary Archway Development Group LLC, vi) wholly-owned subsidiary Specturm International Enterprise, LLC and vii) wholly-owned subsidiary HHC-6055 Centre Drive LLC. The sale of Kirin China also effectively terminated Company’s contractual relationship with Hebei Zhongding Real Estate Development Co. Ltd and Xingtai Zhongding Jiye Real Estate Development Co., Ltd, both of which are companies formed under the laws of the People’s Republic of China and were deemed Company’s variable interest entities prior to the Sale.

Reduction of Debt Obligation

Pursuant to the terms and conditions of the Agreements, Jasper Lake Holdings Ltd., a related party, financed the Purchaser for the Sale by reducing Company’s financial obligations under the Acquisition Note by an aggregate of $75,000,000.00. As a result of the Sale, the outstanding balance due to Jasper under the Acquisition Note is $75,000,000.00 plus any accrued interest.

The applicable information in connection with the Sale is set forth in Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

The Company sold the Subsidiaries based on Company’s total stockholders’ equity of $63,908,220.00 as of September 30, 2015 and a premium of approximately $11,091,782.00. Company intends to keep the proceeds from the Sale for future working capital and investment needs. No distribution has been declared or made to the shareholders by the Board as of the date of this Current Report.

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Item 8.01 Other Information

Address and Phone Number Change

On December 15, 2015, Company moved its principal executive office from 1528 Brookhollow Drive, Suite 100 Santa Ana, CA 92705 to 183 Broadway, Suite 5, New York, NY 10007. The new telephone number for the Company is (646) 861-3315 .

Cautionary Statement Regarding Forward Looking Statements

This document includes “forward-looking” statements, as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the Securities and Exchange Commission in its rules, regulations and releases. Forward-looking statements are any statements other than statements of historical fact, including statements regarding Company’s expectations, beliefs, hopes, intentions or strategies regarding the future. Among other things, these forward-looking statements may include statements regarding the sale of the Subsidiaries by the Company; our beliefs relating to value creation as a result of the Sale; benefits and synergies of the transactions; future opportunities as a result of the Sale; and any other statements regarding Company’s future beliefs, expectations, plans, intentions, financial condition or performance. In some cases, forward-looking statements can be identified by the use of words such as “may,” “will,” “expects,” “should,” “believes,” “plans,” “anticipates,” “estimates,” “predicts,” “potential,” “continue,” or other words of similar meaning. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those discussed in, or implied by, the forward-looking statements. Factors that might cause such a difference include, but are not limited to, general economic conditions, our financial and business prospects, our capital requirements, our financing prospects, our relationships with employees, and our ability to realize the anticipated benefits of such transaction, and those disclosed as risks in other reports filed by us with the Securities and Exchange Commission, including those described in our most recently filed Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K.

We caution readers that any such statements are based on currently available operational, financial and competitive information, and they should not place undue reliance on these forward-looking statements, which reflect management’s opinion only as of the date on which they were made. Except as required by law, we disclaim any obligation to review or update these forward-looking statements to reflect events or circumstances as they occur.

Item 9.01  Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
10.1	Stock Purchase and Business Sale Agreement, dated December 31, 2015, by and between the Company and Kirin Global Enterprises, Inc. for the sale of Brookhollow Lake, LLC
10.2	Stock Purchase and Business Sale Agreement, dated December 31, 2015, by and between the Company and Kirin Global Enterprises, Inc. for the sale of New Port Property Holding, LLC
10.3	Stock Purchase and Business Sale Agreement, dated December 31, 2015, by and between the Company and Kirin Global Enterprises, Inc. for the sale of Kirin China Holding Ltd.
10.4	Stock Purchase and Business Sale Agreement, dated December 31, 2015, by and between the Company and Kirin Global Enterprises, Inc. for the sale of Kirin Hopkins Real Estate Group
10.5	Stock Purchase and Business Sale Agreement, dated December 31, 2015, by and between the Company and Kirin Global Enterprises, Inc. for the sale of Archway Development Group LLC
10.6	Stock Purchase and Business Sale Agreement, dated December 31, 2015, by and between the Company and Kirin Global Enterprises, Inc. for the sale of Spectrum International Enterprise, LLC
10.7	Stock Purchase and Business Sale Agreement, dated December 31, 2015, by and between the Company and Kirin Global Enterprises, Inc. for the sale of HHC-6055 Centre Drive LLC

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

KIRIN INTERNATIONAL HOLDINGS, INC.

Date: January 7, 2016	By:	/s/ Xiangyao Liu
Xiangyao Liu President & CEO

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